UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On April 4, 2018, KBS Strategic Opportunity REIT, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) reconvened its 2017 annual meeting of stockholders at the offices of KBS, 800 Newport Center Drive, Seventh Floor, Suite 700, Newport Beach, California. At the annual meeting, the Company’s stockholders voted in person or by proxy on the following proposals:

(3)	To remove Section 5.11 from our charter. This proposal will not take effect unless Proposal 4 below is also approved.

(4)
To approve the acceleration of the payment of incentive compensation to KBS Capital Advisors LLC, our external advisor, in the form of restricted stock units. This proposal will not take effect unless Proposal 3 above is also approved.

Proposal No. 3. This proposal to remove Section 5.11 from the Company’s charter was approved.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Remove Section 5.11 from our charter	27,081,110	3,411,350	1,822,569	6,629,781
The voting was closed on Proposal No. 3.
Proposal No. 4. This proposal to approve the acceleration of the payment of incentive compensation to KBS Capital Advisors LLC, our external advisor, in the form of restricted stock units was approved.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Acceleration of payment of incentive compensation	26,666,363	3,948,015	1,700,651	6,629,781
The voting was closed on Proposal No. 4.
More Information; Implementation of Proposals No. 3 and No. 4.
For more information about Proposals No. 3 and No. 4, please refer to the definitive proxy statement for the 2017 annual meeting of stockholders (the “Proxy Statement”), which is available on the website of the Securities and Exchange Commission (the “SEC”) at the address www.sec.gov and is incorporated herein by reference.  As described in the Proxy Statement, the removal of Section 5.11 from our charter will be effected by our filing of the Articles of Amendment attached to the Proxy Statement as Exhibit A (the “Articles of Amendment”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.
Implementation of Proposals No. 3 and No. 4 both remain subject to further approval of the Special Committee (as defined in the Proxy Statement), which in turn remains subject to the Special Committee’s receipt and review of the Fairness Opinion (as defined in the Proxy Statement), which can only be delivered after the proposed amount of the accelerated payment of the incentive fee has been determined by us. If received, the Fairness Opinion is expected to be delivered immediately prior to the implementation of the Proposed NAV REIT Conversion (as defined in the Proxy Statement).
Although we intend to file the Articles of Amendment and implement the Proposed NAV REIT Conversion substantially as described in the Proxy Statement, our board of directors may delay the filing of the Articles of Amendment, the acceleration of incentive compensation to the advisor and the implementation of the Proposed NAV REIT Conversion until it deems appropriate to do so and may decide, in its sole discretion, not to go forward at all with the Articles of Amendment or the Proposed NAV REIT Conversion. Even if our board of directors files the Articles of Amendment as proposed and approved by our stockholders, the board of directors will still have the authority to change other aspects of the Proposed NAV REIT Conversion. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time.

Cautionary Note Regarding Forward-Looking Statements
The foregoing includes forward-looking statements. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. These statements are subject to the risk that the future estimated value per share of the Company is not higher than the current estimated value per share, that the SOR Offer is oversubscribed, and that strategic alternatives to provide additional liquidity do not occur in the near future. The forward-looking statements also depend on factors such as: our business strategy; our ability to obtain future financing arrangements; our ability to make future distributions; our understanding of our competition; market trends; and projected capital expenditures. A number of other important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including factors described in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in subsequent Quarterly Reports on Form 10-Q. See “Proposed NAV REIT Conversion” in the Proxy Statement for risks related to our Proposed NAV REIT Conversion.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Definitive Proxy Statement on Schedule 14A, filed December 22, 2017 and incorporated herein by reference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: April 6, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary